Exhibit 99.3

WATTBIKE (HOLDINGS) LIMITED UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE NINE-MONTHS ENDED JUNE 30, 2025 AND 2024

WATTBIKE (HOLDINGS) LIMITED

TABLE OF CONTENTS

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Independent Accountant's Review Report	1-2

UNAUDITED Condensed Consolidated Financial Statements

Condensed Consolidated Balance Sheets 3

Unaudited Condensed Consolidated Statements of Operations 4

Unaudited Condensed Consolidated Statements of Changes in

Stockholders’ Deficit 5

Unaudited Condensed Consolidated Statements of Cash Flows 6

Notes to the Unaudited Condensed Consolidated Financial Statements 7-14

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Board of Directors of Wattbike (Holdings) Limited

We have reviewed the accompanying condensed consolidated financial statements of Wattbike (Holdings) Limited and subsidiaries (the “Company) (an England and Wales private limited company), which comprise the condensed consolidated balance sheets as of June 30, 2025 and 2024, and the condensed consolidated related statements of operations, stockholders’ deficit and cash flows for the nine-month periods then ended, and the related notes to the condensed consolidated financial statements (collectively, the “financial statements”). A review includes primarily applying analytical procedures to management’s financial data and making inquiries of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has negative equity, negative cash flows from operations, and has suffered recurring operating losses which raise substantial doubt about its ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our conclusion is not modified with respect to that matter.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagements in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our reviews.

Accountant’s Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

New York, New York

September 17, 2025

UNAUDITED CONDENSED CONSOLIDATED Financial Statements

WATTBIKE (HOLDINGS) LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

See notes to condensed consolidated financial statements.

WATTBIKE (HOLDINGS) LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

June 30, 2025	June 30, 2024
SALES	13,051,484	$ 11,380,849
COST OF SALES	7,593,477	7,099,906
GROSS PROFIT	5,458,007	4,280,943
OPERATING EXPENSES		
General and administrative	4,104,002	5,412,526
Sales and marketing	2,071,082	1,546,538
Research and development	351,811	286,996
TOTAL OPERATING EXPENSE	6,526,895	7,246,060
OPERATING LOSS	(1,068,888)	(2,965,117)
OTHER EXPENSES		
Interest expense	2,033,244	1,618,584
LOSS BEFORE INCOME TAXES	(3,102,132)	(4,583,701)
INCOME TAX EXPENSE	-	-
NET LOSS	$ (3,102,132)	$ (4,583,701)
OTHER COMPREHENSIVE LOSS:		
Foreign currency translation adjustments	578,074	512,949
TOTAL COMPREHENSIVE LOSS	$ (2,524,058)	$ (4,070,752)

See notes to condensed consolidated financial statements.

WATTBIKE (HOLDINGS) LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

See notes to condensed consolidated financial statements.

WATTBIKE (HOLDINGS) LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

See notes to condensed consolidated financial statements.

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 — NATURE OF BUSINESS AND OPERATING ENVIRONMENT

Wattbike (Holdings) Limited (“Wattbike” or “Holdings” or “the Company”) is a private limited company incorporated in England and Wales and was formed in 2010. The Company designs, manufactures, and sells indoor training bikes. The Company sells its products globally, particularly in Europe, Asia, Australia, and the United States.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements (the “financial statements”) include the accounts of Holdings and its wholly-owned subsidiaries Wattbike Limited, Wattbike IP Limited, and Wattbike Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

These financial statements have been prepared pursuant to US GAAP for interim reporting. Certain information and disclosures normally included in financial statements and notes prepared in accordance with US GAAP have been condensed or omitted pursuant to such rules. These interim financial statements should be read in conjunction with the financial statements and notes included in the Company’s annual financial statements for the year ended September 30, 2024.

Liquidity and Going Concern

The financial statements have been prepared assuming that the Company will continue as a going concern. As of and for the nine-months ended June 30, 2025 and 2024, the Company had net losses, negative stockholders’ deficit, and negative cash flows from operations. These issues raise substantial doubt about the Company’s ability to continue as a going concern for twelve months from the date of these financial statements.

Functional Currency

These financial statements are presented in U.S. dollars. The functional currency of the Company is Pound Sterling and is translated to U.S. dollars for reporting purposes. Assets and liabilities are translated to U.S. dollars at period-end exchange rates. Exchange rates as of June 30, 2025 and September 30, 2024 were 1.3706 and 1.3401, respectively. Income and expense items are translated at average rates of exchange prevailing during the period. Average rates for the nine months ended June 30, 2025 and 2024 were 1.2918 and 1.2572, respectively. Translation adjustments are included in Accumulated Other Comprehensive Loss in the unaudited condensed consolidated balance sheets.

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounts Receivable and Allowance for Credit Losses

Accounts receivable is carried net of allowance for credit losses. The allowance for credit losses is increased by provisions charged to expense and reduced by accounts charged off, net of recoveries. Receivables are written off when management determines their collection is unlikely. The allowance is maintained at a level considered adequate to provide for potential account losses based on management’s evaluation of the anticipated impact on the balance of current economic conditions, changes in character and size of balance, past and expected future loss experience, reasonable and supportable forecasts and other pertinent factors. As of June 30, 2025 and September 30, 2024, the allowance for credit losses was $89,348 and $82,668, respectively.

Inventory

Inventory, which consists of training bikes, accessories and parts, is stated at the lower of cost (first in, first out) or net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably estimated costs to complete the sale. All inventory is purchased and sold as finished goods. The Company monitors its inventory to identify excess or obsolete items on hand. The Company reviews inventory quantities on-hand and records a provision for excess and obsolete inventory based primarily on selling prices, indications from customers based upon current price negotiations and purchase orders. In addition, and as necessary, specific reserves for future known or anticipated events may be established. As of June 30, 2025 and September 30, 2024, the allowance for obsolete and slow-moving inventory was $346,208 and $399,158, respectively.

Concentrations of Credit Risk

The Company relies on one supplier for all training bike inventory purchases. As of June 30, 2025 and September 30, 2024, this supplier represented 63% and 41% of the Company’s accounts payable, respectively. The supplier concentration creates risks to the Company’s business operations and financial condition. Any disruption in the supplier’s ability to deliver inventory, whether due to operational challenges, financial difficulties, supply chain interruptions, natural disasters, geopolitical issues, or other unforeseen events, could materially impair its ability to meet customer demand. Additionally, any significant change in the relationship with this supplier, including termination of the supply agreement or unfavorable changes in pricing or terms, could adversely affect the Company’s operations, cash flows, and financial performance. The lack of diversified suppliers heightens these risks, and there can be no assurance that the Company will be able to mitigate them effectively.

Property and Equipment

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is recognized to the extent that the sum of undiscounted estimated cashflows expected to result from the use of the assets, less the carrying value. If impairment is recognized, the carrying value of the impaired asset is reduced to carrying value. As of June 30, 2025 and 2024, there were no impairment losses recognized for long-lived assets.

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the unaudited condensed consolidated financial statement equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. The Company has elected to record income tax related interest and penalties as a component of the provision for income tax expense. As of June 30, 2025 and September 30, 2024 the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.

Defined Contribution Pension

The Company contributes up to 5% of an employee’s salary into personal pension funds held by individual employees under the laws of the United Kingdom. These personal pension funds are the responsibility of the individual employees. The Company contributed $87,315 and $87,797 to personal pension funds for the nine-months ended June 30, 2025 and 2024, respectively.

Subsequent Events

For purposes of preparing these financial statements the Company considered events September 17, 2025, the date these financial statements were available for issuance. See Note 8. - Subsequent Events.

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment, together with their estimated useful lives, consists of the following:

Depreciation and amortization expense was $146,230 and $171,111 for the nine-months ended June 30, 2025 and 2024, respectively.

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 — SHORT-TERM DEBT

On October 11, 2023, the Company signed a working capital facility (“the facility”) with a lender to obtain a revolving working capital loan facility of up to £3,400,000 (approximately $4,660,000 as of June 30, 2025). The maturity date of the facility was twelve calendar months from the date of the agreement. The interest of the of the facility is 11% above the Bank of England Base Rate. Before the original maturity date, both parties extended the maturity date to March 31, 2025, and then monthly for three months to June 30, 2025. As of June 30, 2025, the Company’s outstanding balance of the facility is $2,074,547, and accrued interest payable is $181,303. On July 1, 2025, the Company extended the facility to June 30, 2026, and the amount available under the facility was reduced to £2,000,000 (approximately $2,741,000 as of June 30, 2025). For the nine-months ended June 30, 2025, the Company made interest payments about $658,875, and for the nine-months ended June 30, 2024, all interest was paid-in-kind.

NOTE 5 — LEASES

The Company leases warehouse and office facilities under two operating lease agreements, expiring on December 4, 2025 and September 3, 2028. The Company's lease terms include options to renew the lease when it is reasonably certain that it will exercise the option.

The weighted average discount rates of the operating leases as of June 30, 2025 were 2.86%. The weighted average remaining lease terms of the operating leases as of June 30, 2025 were 2.83 years.

The components of lease costs for the nine-month ended June 30, 2025 and 2024 are as follows:

Minimum future lease payments under non-cancellable operating leases, net of amortized tenant improvement allowance payments are as follows:

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Litigation

The Company is periodically involved in various litigation matters arising in the normal course of business. Management does not expect that the outcome of such issues will have a material adverse effect on its financial position or results of operations.

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — RELATED PARTY TRANSACTIONS

The Company is controlled by its board of directors alongside Piper PE LLP by virtue of funds under their management together holding a majority of the issued common stock of the Company. The Company raised operational funds by issuing loan notes to shareholders.

Stepped Rate Secured Loan Note

On December 16, 2020, the Company issued a stepped rate secured loan notes (“the secured note”). The aggregate principal amount of the secured loan note is £8,000,000 (approximately $10,965,000 as of June 30, 2025). The maturity date of the note is December 16, 2028. The interest rates are structured as 10% per annum for the first six years from the note issue date, 15% per annum from year six to year seven, and 20% per annum thereafter to the maturity date.

On December 16, 2020, the noteholder Piper Nominee IV Limited as Nominee for Piper Private Equity Fund VI LP registered approximately £5,093,000 (approximately $6,980,000 as of June 30, 2025) of the secured note, the noteholder Piper Investment IV Limited registered about £499,500 (approximately $685,000 as of June 30, 2025) of the secured note, and the former non-executive chairman registered approximately £40,000 (approximately $54,000 as of June 30, 2025) of the secured note. On March 20, 2023, the noteholder former non-executive chairman transferred all his loan note to Piper Nominee IV Limited. After the transfer, the noteholder Piper Nominee IV Limited hold approximately £5,133,000 (approximately $7,035,000 as of June 30, 2025) of the secured note. The two noteholders are Company shareholders, accordingly, the Company recorded the outstanding balance due to these noteholders as note payable – related parties, non-current, and recorded the interest payable in other payable–related parties, non-current. As of June 30, 2025 and September 30, 2024, the total outstanding balance of the note payable and accrued interest is $12,025,101 and $10,987,441, respectively.

Stepped Rate Convertible Loan Note

On September 29, 2022, the Company issued a stepped rate secured convertible loan note (“the convertible note”). The aggregate principal amount of the convertible note is £1,000,000 (approximately $1,370,000 as of June 30, 2025), and the initial interest rate of the convertible note is 15% per annum. The Company has reserved 847,458 A ordinary shares for the convertible note. On March 30, 2023, all noteholders converted the existing convertible note with an outstanding principal amount and accrued interest amount of £1,090,010 (approximately $1,494,000 as of June 30, 2025) to a secured note with a 25% of annual interest rate, which matures on December 16, 2028.

Since all of the noteholders are also shareholders, the Company recorded the outstanding balance due to these noteholders as note payable – related parties, non-current, and recorded accrued interest payable in other payable–related parties, non-current. As of June 30, 2025 and September 30, 2024, the total outstanding balance of the convertible note and accrued interest is $2,482,892 and $2,039,091, respectively.

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — RELATED PARTY TRANSACTIONS (Continued)

Fixed Rate Secured Loan Note

On March 13, 2023, the Company issued a 10% fixed rate secured loan note (“the 2028 note”). The aggregate principal amount of the 2028 note is £1,081,000 (approximately $1,481,000 as of June 30, 2025). The maturity date of the 2028 note is December 16, 2028. There are six holders of the 2028 note, including three related parties: Piper Nominee IV Limited, Piper Investment IV Limited, and Dusan Adamovic, who each registered £910,678 (approximately $1,248,000 as of June 30, 2025), £89,322 (approximately $122,000 as of June 30, 2025), and £40,000 (approximately $55,000 as of June 30, 2025), respectively.

On March 19, 2024, the Company issued a 25% fixed rate secured note (“the 2025 note”). The aggregate principal amount of the 2025 note is £1,500,000(approximately $2,055,000 as of June 30, 2025). The maturity date of the note is December 31, 2025. If the 2025 note is redeemed or repaid on a date that falls twelve months after their issue, then the Company shall pay the holder of the note redemption premium. The amount of redemption premium equal to the principal amount of the note being redeemed or repaid, and any paid-in-kind of note issued in respect of the payment of interest, and any accrued but unpaid interest up to the repayment date. There are no notes redeemed or repaid for the twelve months after the issue date, so the Company did not pay redemption premium as of March 19, 2025. Four shareholders registered the note, and two major noteholders are Piper Nominee IV Limited, and Piper Investment IV Limited, who registered £496,438 (approximately $680,000 as of June 30, 2025), and £53,562 (approximately $73,000 as of June 30, 2025),respectively.

The Company recorded the outstanding principal balance due to these noteholders as note payable – related parties, non-current, and recorded accrued interest payable in other payable–related parties, non-current. As of June 30, 2025 and September 30, 2024, the total outstanding balance of the notes and accrued interest is $2,929,692 and $2,515,493, respectively.

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 — RELATED PARTY TRANSACTIONS (Continued)

The following table presents amounts due to related parties as of June 30, 2025 and September 30, 2024:

June 30, 2025	September 30, 2024
Stepped rate secured loan note - related parties		
Piper Nominee IV Limited	$ 6,985,635	$ 6,884,250
Piper Investment IV Limited	734,616	718,298
Total stepped rate secreted loan note - related parties	$ 7,720,251	$ 7,602,548
Stepped rate convertible loan note - related parties		
Piper Nominee IV Limited	$ 599,092	$ 585,785
Piper Investment IV Limited	58,761	57,455
Ian John Wilson	148,321	145,027
Dusan Adamovic	135,110	132,109
Charles Edward Seager Green	57,842	56,557
Other shareholders	371,441	363,190
Total stepped rate convertible loan note - related parties	$ 1,370,567	$ 1,340,123
Fixed rate secured loan note - related parties		
Piper Nominee IV Limited	$ 1,928,547	$ 1,885,780
Piper Investment IV Limited	195,832	191,482
Charles Edward Seager Green	32,932	32,200
Charles Daniel Edward Mason	30,152	29,482
Other shareholders	86,346	30,572
Total fixed rate secured loan note - related parties	$ 2,273,809	$ 2,169,516

	June 30, 2025	September 30, 2024
Other Payables - related parties		
Stepped rate secreted loan note - related parties	$ 4,304,850	$ 3,384,893
Stepped rate convertible loan note - related parties	1,112,325	698,968
Fixed rate secured loan note - related parties	655,883	345,977
Total other payables - related parties	$ 6,073,058	$ 4,429,838

WATTBIKE (HOLDINGS) LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 — SUBSEQUENT EVENTS

On April 8, 2025, Interactive Strength Inc. (the "purchaser") entered into an agreement for the sale and purchase of the entire issued share capital and loan notes of the Company (the “purchase agreement”) with the shareholders of Wattbike to the purchase agreement (the “shareholders”) and holders of certain promissory notes (the “notes’) issued by the Company (the “noteholders,” and together with the shareholders, the “sellers”) to acquire the entire issued share capital and notes of the Company (the “transaction”).

On July 1, 2025 (the “closing date”), the parties consummated the transaction. Pursuant to the terms of the purchase agreement, on the closing date, the purchaser acquired all of the issued and outstanding shares of Wattbike held by the shareholders in exchange for £1. In addition, the purchaser acquired the notes in exchange for paying the noteholders 1,300,000 shares of the purchaser’s series E Convertible Preferred Stock, par value $0.0001 per share. The noteholders will receive additional consideration subject to the satisfaction of applicable milestones.